Exhibit 10.1

                            ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT (this "Agreement") is made this 24th day of May, 2013, (the "Effective Date") by and among ITALK, INC., a corporation organized under the laws of the State of Nevada ("Buyer"); ITG, INC., a corporation organized under the laws of the State of Texas (the "Company")

     WHEREAS, the parties are now entering into this Agreement to provide for the terms and conditions upon which Buyer will purchase certain assets and business operations of the Company that comprise the Company's Business all as more fully described herein (collectively, the "Assets").

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations, warranties and agreements contained herein, the parties hereto agree as follows:

                                       I.
                          DEFINITIONS AND CONSTRUCTION

     Certain Definitions. As used in this Agreement, the following terms shall have the following meanings unless the context otherwise requires:

     "Agreement" shall mean this Assets Purchase Agreement, including all Exhibits and Schedules hereto.

     "Business" shall mean the business engaged in by the Company through its Dallas based ITG business units and the customer base associated with those business units, as of the Closing Date.

     "Cash Payment" shall mean the payment to be made to the Company pursuant to
Section 2.4 hereof.

     "Closing" shall mean the consummation of the transactions contemplated by this Agreement.

     "Closing Date" shall mean the date on which the Closing occurs  pursuant to
Section 3.

     "Company Material Adverse Effect" shall mean (A) a Material Adverse Effect on the Company taken as a whole, or (B) a material adverse effect on the ability of the Company to perform its obligations under, and to consummate the transactions contemplated by, this Agreement; it being acknowledged that any adverse effect of $25,000 or more on the Company shall in any event be deemed a Company Material Adverse Effect.

     "Contract" shall mean any note, bond, indenture, mortgage, deed of trust, lease, franchise, permit, authorization, license, contract, instrument, employee
benefit  plan  or  practice,   or  other  agreement,   obligation,   commitment,
arrangement or concession of any nature whatsoever, oral or written.
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     "GAAP" shall mean generally accepted  accounting  principles as accepted by the accounting profession in the United States as in effect from time to time.

     "Governmental Entity" shall mean any court, arbitrator, administrative or other governmental department, agency, commission, authority or instrumentality, domestic or foreign.

     "Indebtedness" shall mean, with respect to any Person, without duplication (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (i) every liability of such Person (excluding intercompany accounts between the Company and any wholly owned Subsidiary of the Company or between wholly owned Subsidiaries of the Company)
(A) for borrowed money, (B) evidenced by notes, bonds, debentures or other similar instruments (whether or not negotiable), (C) for reimbursement of amounts drawn under letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (D) issued or assumed as the deferred purchase price of property or services (excluding accounts payable) or
(E) relating to a capitalized lease obligation and all debt attributable to sale/leaseback transactions of such Person; and (ii) every liability of others of the kind described in the preceding clause (i) that such Person has guaranteed or which is otherwise its legal liability.

     "Intellectual Property" shall mean all domestic or foreign rights in, to and concerning: (i) inventions and discoveries (whether patented, patentable or unpatentable and whether or not reduced to practice), including ideas, research and techniques, technical designs, and specifications (written or otherwise), improvements, modifications, adaptations, and derivations thereto, and patents, patent applications, inventor's certificates, and patent disclosures, together with divisions, continuations, continuations-in-part, revisions, reissuances and reexaminations thereof; (ii) trademarks, service marks, brand names, certification marks, collective marks, d/b/a's, trade dress, logos, symbols, trade names, assumed names, fictitious names, corporate names and other indications or indicia of origin, including translations, adaptations, derivations, modifications, combinations and renewals thereof; (iii) published and unpublished works of authorship, whether copyrightable or not (including databases and other compilations of data or information), copyrights therein and thereto, moral rights, and rights equivalent thereto, including but not limited to, the rights of attribution, assignation and integrity; (iv) trade secrets, confidential and/or proprietary information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, schematics, designs, discoveries, drawings, prototypes, specifications, hardware configurations, customer and supplier lists, financial information, pricing and cost information, financial projections, and business and marketing methods plans and proposals), collectively "Trade Secrets"; (v) computer software, including programs, applications, source and object code, data bases, data, models, algorithms, flowcharts, tables and documentation related to the foregoing; (vi) other similar tangible or intangible intellectual property or proprietary rights, information and technology and copies and tangible embodiments thereof (in whatever form or medium); (vii) all applications to register, registrations, restorations, reversions and renewals or extensions of the foregoing; (viii) Internet domain names; and (ix) all the goodwill associated with each of the foregoing and symbolized thereby; (x) URL's; (xi) 800 / 888 / 877 toll free numbers; and (xii) all other intellectual property or proprietary rights and claims or causes of action arising out of or related to any infringement, misappropriation or other violation of any of the foregoing, including rights to recover for past, present and future violations thereof.

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     "Legal  Proceeding"  shall mean any private or governmental  action,  suit,
complaint,  arbitration,   mediation,  legal  or  administrative  proceeding  or
investigation pending or threatened, whether prior to or post closing and whether or not a contingent liability, arising or accruing from actions or activities of the Company Parent or Company prior to the Closing Date.

     "Lien" shall mean any security interest, mortgage, pledge, hypothecation, charge, claim, option, right to acquire, adverse interest, assignment, deposit arrangement, encumbrance, restriction, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease involving substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

     "Material Adverse Effect" on any Person shall mean any circumstance, change or effect that is or could reasonably be expected to be materially adverse to the business, assets, liabilities, obligations, financial condition, results of operations or prospects of such Person.

     "Material Contract" shall mean any contract involving the sum of $10,000 or more singly or in the aggregate if related.

     "Person" shall mean an individual, partnership, corporation, limited liability company, trust, unincorporated organization, association, or joint venture or a government, agency, political subdivision, or instrumentality thereof.

     "Tax" or "Taxes" shall mean (i) any and all federal, state, local and foreign taxes and other assessments, governmental charges, regulatory fees, duties, fees, levies, impositions and liabilities in the nature of a tax, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes and (ii) all interest, penalties and additions imposed with respect to such amounts in clause (i).

     "Tax Return" shall mean a report, return or other information required to be supplied to or filed with a Governmental Entity with respect to any Tax including an information return, claim for refund, amended Tax return or declaration of estimated Tax.

     "VoIP" shall mean voice over Internet protocol.

     1.2 Terms Generally.

     The definitions set forth or referenced in Sections 1.1 and 1.2 shall apply equally to both the singular and plural forms of the terms defined. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". As used herein, the phrase "to the Company's knowledge", or any similar phrase or term relating to the knowledge of the Company means the actual knowledge, after reasonable inquiry, of any of the officers or directors of the Company. "Reasonable inquiry" shall mean communication by any of the officers or directors of the Company to the officers and field personnel of the Company with direct responsibility for the matter in question and to counsel with respect to matters involving questions of law, requesting such individual to review specified provisions of this Agreement and

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to advise such person of any matter  relevant to the  specified  representation, warranty or provision.

                                       II.
                                PURCHASE AND SALE

     2.1 Agreement to Sell.

     At the Closing (as defined in Section 3.1) and except as otherwise specifically provided in this Section, the Company will validly and effectively grant, sell, convey, assign, transfer and deliver to Buyer, upon and subject to the terms and conditions of this Agreement, all of the Company's right, title and interest in and to certain of the Company's assets set forth in Section 2.2 (the "Assets") free and clear of all liens, including Tax Liens, pledges, security interests, charges, claims, restrictions and encumbrances of any nature whatsoever except as set forth on Schedule 2.6.

     2.2 Included Assets.

     The Assets referred to in Section 2.1 shall include, without limitation, the following assets used or useful in the Business:

     (a) all items of personal property (including but not limited to office furniture, office equipment, and office supplies) and other tangible personal property related to the administration of the Business as is, where is and as set forth on Schedule 2.2(a);

     (b) all items of VoIP switching equipment, networking equipment, and customer premise equipment as is, where is and as set forth on Schedule 2.2(b);

     (c) all items of computer equipment; related peripherals and software licenses (as are assignable) related thereto as is, where is and as set forth on
Schedule 2.2(c);

     (d) all rights under any written or oral Contract, lease, agreement, plan, instrument, registration, license, certificate of occupancy, other permit, certification, authorization or approval of any nature, or other document, commitment, arrangement, undertaking, practice or authorization set forth on
Schedule 2.2(d);

     (e) all licenses, permits, subject to Buyer qualifying for all of said licenses, permits, or authorizations and other governmental authorizations (hereinafter referred to as "Licenses and Permits") listed on Schedule 2.2 (e);

     (f) all rights under any trademarks, service marks, trade names or copyrights, whether registered or unregistered, and any applications therefor utilized by the Business as set forth on Schedule 2.2(f). The patents set forth on Schedule 2.3 are specifically excluded from the Assets but shall be licensed to Buyer under the license agreement set forth on Exhibit A;

     (g) all software technologies, methods, formulations, data bases and other intellectual property used in the Business and listed on Schedule 2.2(g);

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     (h) all records, manuals and other documents (collectively,  the "Records")
relating to or used in connection with the Business. If there is a claim made, the Company shall have the reasonable right of access to the Records post closing for the period of the applicable statute of limitations;

     (i) the customer base and all information, files, records, data, plans, customer and supplier contracts and recorded knowledge, including customer records, customer Contracts, customer lists, supplier lists and prospect lists forth on Schedule 2.2(i);

     (j) the maintenance and service contracts ("Maintenance Contracts"), as are assignable, set forth in Schedule 2.2(j), if any;

     (k) all merchant accounts, deposits, security deposits, and other items listed on Schedule 2.2(k);

     (l) all accounts and notes receivable; and

     (m) all other assets of the Business, including those that are integral to the day to day operation of the Business, except those excluded under Section 2.3.

     Excluded Assets. The assets of the Business on Schedule 2.3 shall be specifically excluded from the sale.

     2.4 The Purchase Price and Payment.

     (a) The purchase price payable to the Company by Buyer shall consist of an aggregate cash payment of Two Hundred Fifty Thousand ($250,000) Dollars (the "Cash Payment") Payable at closing.

     No Assumption of Liabilities. Except for and limited solely to the contractual obligations under the Contracts listed on Schedule 2.2(d) and the liabilities listed on Schedule 2.6, Buyer shall not assume, nor shall be liable for, any liabilities or obligations of the Company Parent, the Company or the Business, of any nature whatsoever, express or implied, fixed or contingent, including, but not limited to any liability for any claim, regardless of when made or asserted, which arises out of or is based upon negligence, strict liability or any express or implied representation, warranty, agreement, contract or guarantee made by the Company Parent or the Company, or alleged to have been made by the Company Parent or the Company, or which is imposed or asserted to be imposed by operation of law, in connection with any product designed, manufactured, sold, shipped or installed by or on behalf of the Company Parent or the Company, of or for any service performed by or on behalf of the Company Parent or the Company, including without limitation any claim relating to the service, repair or replacement of any such product and any claim seeking recovery for property damage, consequential damage, lost revenue or income or personal injury. In addition to the foregoing, in no event shall Buyer assume any liability or incur any liability or obligation in respect of any federal, state or local income or other tax or regulatory fee liability of the Company Parent or the Company payable with respect to the Assets, (including the Business), properties or operations of the Company Parent or the Company for any period through the Closing Date or thereafter or incident to or arising as a consequence of the negotiation or consummation by the Company Parent or the

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Company of this Agreement and the  transactions  contemplated  by this Agreement and if requested to pay, defend or incur any liability, will offset among other remedies as set forth in Section 2.8.

     Allocation of Purchase Price. Buyer utilizing an independent third party will determine the allocation of the Purchase Price for tax purposes.

     Adjustments. The Company and Buyer will make a reasonable effort to obtain cut-off statements from vendors and other creditors of the Business at the Closing date. The Company will be responsible for paying those vendor and creditor costs pertaining to the Company up to and including the Closing Date, and Buyer will be responsible for paying those vendor and creditor costs pertaining to the Business accruing after the Closing Date. For those costs related to the Business that are not practical to obtain cut-off statements as of the Closing Date, including but not limited to accrued employee vacation and property taxes, and for those vendors unable to prepare a statement as of the Closing Date, Buyer shall make the related payments, and then bill the Company for those portions reasonably attributable to Business prior to the Closing Date, and any amounts so billed shall be supported with the appropriate documentation and the Company shall pay Buyer within thirty (30) days. Buyer shall have the right to setoff payment otherwise due the Company under this Section.

     Unearned Revenue. The Company and Company Parent shall have no obligation to Buyer for any unearned revenue at Closing, which is presently being recorded in the Company's general ledger account 22000.

                                      III.
                                     CLOSING

     Closing. The Closing shall take place (i) at 1:00 p.m. (New York time) at the offices of Buyer, 2400 W Cypress Creek Rd Ft Lauderdale 33309, on the third business day following the date on which Parent provides the Company with written notice that the last of the conditions set forth in Article VIII is satisfied or, if permissible, waived in writing; or (ii) on such other date and at such other time or place as is mutually agreed by the parties in this Agreement in writing. Provided however, the Closing shall not occur later than unless extended in writing by Buyer, and the Company has agreed that any extension of the Closing will be by Buyer and the Company.

     3.2 Items to be Delivered at Closing. At the Closing and subject to the terms and conditions contained in this Agreement:

     (a) The Company will deliver to Buyer the following:

          (i) such bills of sale with covenants of warranty, assignments, endorsements, and other good and sufficient instruments and documents of conveyance and transfer, in form and substance satisfactory to Buyer and its counsel, as shall be necessary and effective to convey, transfer and assign to, and vest in, Buyer all of the Company's right, title and interest in and to the Assets of the Business to be sold under this Agreement, including, without limitation, (A) good, valid and marketable

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     title in and to all of the Assets of the Company  related to the  Business,
     (B) good and valid leasehold interests in and to all of the Assets leased by the Company related to the Business, and (C) all of the Company's rights
     under  all  agreements,   contracts,   commitments,  leases,  plans,  bids,
     quotations, proposals, licenses, permits, authorizations, instruments and other documents to which the Company is a party or by which they have rights on the Closing Date and which are to be sold under this Agreement and are related to the Business; and

          (ii) all agreements, contracts, customer prospect lists, commitments, leases, plans, bids, quotations, proposals, licenses, permits, authorizations, instruments, manuals and guidebooks, price books and price lists, customer and subscriber lists, supplier lists, sales records, files, correspondence, and other documents, books, records, papers, files and data belonging to the Company which are part of the Assets or relate to the Business of the Company; and simultaneously with such delivery, all such steps will be taken as may be required to put the Buyer in actual possession and operating control of the Assets and the Business; and

          (iii) all schedules to be provided under this agreement, five (5) days prior to Closing, along with all supporting documentation.

     (b) Buyer will deliver to the Company the following:

          (i) the Initial Cash Payment as set forth in Section 2.4(a)(i).

          (ii) The Promissory Note and Security Agreement.

     3.3 Third-Party Consents. To the extent that the rights of the Company under any agreement, contract, commitment, lease, license, permit, authorization or other Asset to be assigned to Buyer may not be assigned without the consent of another person which has not been obtained, this Agreement shall not constitute an agreement to assign the same if an attempted assignment would constitute a breach or be unlawful, and the Company shall use its best efforts to obtain any such required consent(s) promptly. If any such consent shall not be obtained or if any attempted assignment would be ineffective or would impair Buyer's rights under the instrument in question in Buyer's sole determination so that would not in effect acquire the benefit of all such rights, then Buyer shall have the option of terminating this Agreement.

     3.4 Further Assurances. The Company, from time to time within one (1) year after the Closing, at Buyer's request, will execute, acknowledge and deliver to Buyer such other instruments of conveyance and transfer and will take such other actions and execute and deliver such other documents, certifications and further assurances as Buyer may reasonably request in order to vest more effectively in Buyer, or to put Buyer more fully in possession of, any of the Assets, or the Business.

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                                       IV.
              REPRESENTATIONS AND WARRANTIES OF THE COMPANY PARENT
                                 AND THE COMPANY

     The Company Parent and the Company, jointly and severally, hereby represent and warrant to Buyer on the date hereof and on the Closing Date as follows:

     4.1 Organization and Qualification. Each the Company Parent and the Company
(a) is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation; (b) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and (c) is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the properties owned, leased or operated by it or the nature of its activities makes such qualification necessary.

     4.2 Authorization and Validity of Agreement. Each the Company Parent and the Company has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder and consummate the transactions contemplated hereby. The execution, delivery and performance by the Company Parent and the Company of this Agreement and the consummation by the Company Parent and the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company Parent and the Company. This Agreement has been duly executed and delivered by the Company Parent and the Company and is a legal, valid and binding obligation of the Company Parent and the Company enforceable against the Company Parent and the Company in accordance with its terms.

     4.3 Financial Statements. The Company has delivered to Buyer copies of the audited income statements of the Business for the fiscal year ended December 31, 2012, and unaudited the periods ended Jan 01,2013, thru April 30, 2013, (collectively the "Financial Statements"). The Financial Statements have been prepared in accordance with past practices and in accordance with generally accepted accounting principles (GAAP) applied on a consistent basis throughout such period. The Financial Statements are true, correct and complete, and present fairly and accurately the financial condition and position of the Business as of the dates indicated.

     4.4 Absence of Undisclosed Liabilities. Except as set forth in Schedule 4.4, on the date hereof and as of the Closing Date, the Company has no liabilities of any nature, whether direct, indirect, accrued, absolute, contingent or otherwise (including, without limitation, liabilities as guarantor or otherwise with respect to obligations of others or liabilities for Taxes due or then accrued or to become due), that were not fully and adequately reflected or reserved against on the Financial Statements of the Company. There is no existing condition, situation or set of circumstances (excluding possible changes in the Tax laws of any jurisdiction) that could reasonably be expected to result in any such liability, other than liabilities (i) fully and adequately reflected or reserved against on the Financial Statements; or (ii) incurred since the Current Balance Sheet Date in the ordinary course of business consistent with past practice, which in the aggregate are not material to the Company. For purposes of this Section 4.4, "material" shall mean any amount in excess of $25,000.

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     4.5 No Material Adverse Change. Since the date of the Financial Statements, there have been no material changes in the assets, properties, business, operations, prospects or condition (financial or otherwise) of the Business that, individually or in the aggregate, materially and adversely affect the Business, nor does the Company know of any such change that is reasonably likely to occur, nor has there been any damage, destruction or loss materially and adversely affecting the assets, properties, business, operations, prospects or condition of the Business, whether or not covered by insurance.

     4.6 Accounts and Notes Receivable. All accounts and notes receivable reflected in the Financial Statements and all accounts receivable arising after the date of the Financial Statements (collectively, the "Accounts Receivable") have arisen in the ordinary course of business, represent valid and enforceable obligations due to the Business, and are not subject to any discount, set-off or counter-claim. All such Accounts Receivable have been collected or, will be fully collectible in the ordinary course of business in the aggregate recorded amounts thereof.

     4.7 Tax Matters.

     (a) As used in this Agreement, "Taxes" shall mean all taxes, including without limitation income taxes, corporation taxes, capital taxes, excise taxes, value added and sales taxes, use taxes, gross receipts taxes, franchise taxes, employment and payroll related taxes, goods and services taxes, transfer taxes, withholding taxes, property taxes and import duties, levies, deductions, withholdings, charges, public and private pension plan contributions, social security contributions, workmen's compensation contributions, public health contributions, regulatory fees and taxes, assessments, fees of any nature, and all deficiencies or other additions to tax, interest and penalties owed by the Business the Company Parent and/or by the Company; and "Tax" shall mean any one of them. The Company has paid all Taxes required to be paid through the date hereof (other than Taxes not yet due and payable, the liability for which is adequately reserved for by the Company in the Financial Statements).

     (b) The Company has timely filed all Tax Returns required to be filed by it through the date hereof. Each of the Tax returns filed by the Company completely, correctly and accurately reflects the amount of the tax liability for the period covered thereby.

     (c) There has not been any audit of any Tax Return filed by the Company, no audit of any Tax Return filed by the Company is in progress, and the Company has not been notified by any tax authority that any such audit is contemplated or pending. No tax authority is now asserting or, to the best knowledge of the Company, threatening to assert any Tax deficiency or claim for additional Taxes or interest thereon or penalties.

     (d) The Company has withheld from each payment made to any of its past and present officers, employees, consultants and agents the amount of any and all Taxes and other deductions required to be withheld and has paid or made adequate provision for the payment of such amounts to the proper authorities.

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     4.8 No Approvals or Notices Required; No Conflict with Instruments.

     The execution, delivery and performance of this Agreement and the related agreements by the Company Parent and the Company will not contravene or violate
(a) any existing law, rule or regulation to which the Company Parent and the Company is subject, (b) any judgment, order, writ, injunction, decree or award of any court, arbitrator or governmental or regulatory official, body or authority which is applicable to the Company Parent and the Company, or (c) the Certificate of Incorporation or Bylaws of the Company Parent and the Company; nor will such execution, delivery or performance violate, be in conflict with or result in the breach (with or without the giving of notice or lapse of time, or both) of any term, condition or provision of, or require the consent of any other party to, any mortgage, indenture, agreement, contract, commitment, lease, plan or other instrument, document or understanding, oral or written, to which the Company Parent and the Company is a party or by which the Company Parent and the Company is otherwise bound. Except as set forth on Schedule 4.8, no authorization, approval or consent, and no registration or filing with, any governmental or regulatory official, body or authority is required in connection with the execution, delivery and performance of this Agreement by the Company Parent and the Company.

     4.9 Legal Proceedings. Except as set forth in Schedule 4.9, there is no (a) Legal Proceeding pending or threatened, against, involving or affecting the Company or any of its respective assets or rights; (b) judgment, decree, Injunction, rule, or order of any Governmental Entity applicable to the that has had or is reasonably likely to have, either individually or in the aggregate, a Company Material Adverse Effect; (c) Legal Proceeding pending or threatened, against the Company that seeks to restrain, enjoin or delay the consummation of this Agreement or any of the other transactions contemplated by this Agreement or that seeks damages in connection therewith; or (d) Injunction, of any type. For the avoidance of any doubt, the Buyer and each of its shareholders, board of directors, officers, employees, agents or attorneys (each an "Indemnified Party"), will be indemnified by the Company Parent and the Company from and against any and all claims, liabilities, obligations, costs and attorneys' fees and held harmless in the event a Legal Proceeding is pending or threatened against any Indemnified Party. This section shall survive Closing for a period of two (2) years or, so long as there is no payment default by the Buyer in the third (3rd) year, three (3) years.

     4.10 Licenses; Compliance with Regulatory Requirements. The Business holds the licenses, franchises, authorizations, permits, certificates, variances, exemptions, concessions, leases, instruments, orders and approvals (collectively, the "Licenses"), which are listed in Schedule 4.10, required for or which are material to the ownership of the Assets and the operation of the Business, all of which are being assigned pursuant to this Agreement to Buyer. The Company is in compliance with, and has conducted the Business so as to comply with, the terms of the respective Licenses and all applicable laws, rules, regulations, ordinances and codes. Buyer will make all necessary disclosures to effectuate the transfer of any License.

     4.11 Brokers or Finders. No agent, broker, investment banker, financial advisor or other entity is or will be entitled, by reason of any agreement, act or statement by the Company Parent and the Company or its officers, employees, consultants or agents, to any financial advisory, broker's, finder's or similar fee or commission, to reimbursement of expenses or to indemnification or contribution in connection with any of the transactions contemplated by this

Agreement, and the Company agrees to hold Buyer harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions, expenses or claims for indemnification or contribution asserted by any entity on the basis of any act or statement made or alleged to have been made by the Company Parent and the Company or its officers, employees, consultants or agents. No agent, broker, investment banker, financial advisor or other entity is or will be entitled, by reason of any agreement, act or statement by Buyer or its officers, employees, consultants or agents, to any financial advisory, broker's, finder's or similar fee or commission, to reimbursement of expenses or to indemnification or contribution in connection with any of the transactions contemplated by this Agreement, and Buyer agrees to indemnify and hold the Company Parent and the Company harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions, expenses or claims for indemnification or contribution asserted by any entity on the basis of any act or statement made or alleged to have been made by Buyer or its officers, employees, consultants or agents, as per separate agreement by and between the Company and the Finder.

     4.12 Leasehold Interests. The leasehold interests of the Business are set forth in Schedule 4.12. All such leases are in good standing, have no Liens against them, and are in full force and effect. Such leases will be assigned by the Company to Buyer effective as of the Closing Date, with the consent of the Landlord.

     4.13 Title to Assets; Liens. Except as set forth on Schedule 4.13, the Company has good, valid and marketable title to the Assets to be sold to Buyer, free and clear of all liens, pledges, security interests, charges, claims, restrictions and other encumbrances and defects of title of any nature whatsoever, including, without limitation, all assets reflected in the Financial Statements. There are no developments, pending or threatened, affecting any of the Assets that might materially detract from their value or materially interfere with any present or intended use of the Assets.

     4.14 Employees. Set forth on Schedule 4.14 is a complete list of the employee's of the Business. Except as set forth in Schedule 4.14, the Company is not delinquent in payments to any of its employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by them to the date hereof, or for amounts reimbursable to such employees.

     4.15 Provided Information. All written information concerning the Assets and the Business that has been prepared by or on behalf of the Company and that has been or will be provided to Buyer in connection with this Agreement, was or will be, at the time made available, correct in all material respects and did not, at the time made available, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which such statements were made.

     4.16 Full Disclosure. Now and as of the date of Closing, the Schedules hereto or which shall be attached hereto prior to Closing, and all documents and other papers listed therein or required to be delivered pursuant to this Agreement, and all due diligence materials provided are true, complete, correct and authentic. No representation or warranty of the Company Parent and the Company contained in this Agreement, and, no document furnished by or on behalf of the Company Parent and the Company to Buyer pursuant to this Agreement or in connection with the transactions contemplated hereby, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements made, in the context in which made, not false or misleading.

     4.17 Survival. Except as provided in Section 4.9, the Representations and warranties under this Section 4. shall survive the Closing Date for a period of two (2) years or, so long as there is no payment default by Buyer in the third
(3rd) year, three (3) years.

                                       V.
               REPRESENTATIONS AND WARRANTIES OF PARENT AND _BUYER

         Buyer hereby represents and warrants to the Company Parent and the Company as follows:

     5.1 Organization and Qualification. Buyer (a) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada, (b) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted; and
(c) is duly qualified or licensed and is in good standing to do business in each jurisdiction in which the properties owned, leased or operated by it or the nature of its activities makes such qualification necessary.

     5.2 Authorization and Validity of Agreement. Buyer has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer and is a legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms.

     5.3 Disclosure. Buyer has reviewed the due diligence material provided by the Company Parent and the Company and each Schedule attached hereto. Each document was reviewed with the presumption of correctness on its face without further due diligence on Buyer's part.

                                      VI.
                       ADDITIONAL COVENANTS AND AGREEMENTS

     6.1 Access to Information.

     (a) During the period from the date of this Agreement and continuing until the period of the Statue of Limitations for any claim, and upon reasonable notice, the Company will afford to Buyer reasonable access during normal business hours to its personnel and to any books, records, financial data, operating data or other information relative to the Business as Buyer will from time to time reasonably request. Buyer agrees that it will not use any information obtained pursuant to this Section 6.1 for any purpose unrelated to the consummation of the transactions contemplated by this Agreement or the ongoing operation of the Business.

     (b) During the period from the date of this Agreement and continuing until the period of the Statute of Limitations for any claim and upon reasonable notice, the Buyer will afford to Company Parent and the Company reasonable access during normal business hours to its personnel and to any books, records, financial data, operating data or other information necessary to audit the payments made under Section 2.5 of this Agreement. Each of Company Parent and the Company agrees that it will not use any information obtained pursuant to this Section 6.1 for any purpose unrelated to the audit of the payments made under Section 2.5 of this Agreement.

     6.2 Confidentiality.

     (a) Unless otherwise agreed to in writing by the party disclosing the same (a "disclosing party"), each party (a "receiving party") will, and will cause its officers, directors, employees, and agents (collectively referred to as such party's "Representatives") to, (i) keep all Confidential Information (as defined below) of the disclosing party in strict confidence and not disclose or reveal any such Confidential Information to any Person other than those Representatives of the receiving party who are participating in effecting the transactions contemplated hereby or who otherwise need to know such Confidential Information,
(ii) use such Confidential Information only in connection with consummating the transactions contemplated hereby and enforcing the receiving party's rights hereunder, and (iii) not use Confidential Information in any manner detrimental to the disclosing party. In the event that a receiving party is requested pursuant to, or required by, applicable law or regulation or by legal process to disclose any Confidential Information of the disclosing party, the receiving party will provide the disclosing party with prompt notice of such request(s) to enable the disclosing party to seek an appropriate protective order.

     (b) A party's obligations hereunder with respect to Confidential Information that (i) is disclosed to a third party with the disclosing party's written approval, (ii) is required to be produced under order of a court of competent jurisdiction or other similar requirements of a governmental agency, or (iii) is required to be disclosed by applicable law or regulation, will, subject in the case of clauses (ii) and (iii) above to the receiving party's compliance with the preceding sentence, cease to the extent of the disclosure so consented to or required, except to the extent otherwise provided by the terms of such consent or covered by a protective order. If a receiving party uses a degree of care to prevent disclosure of the Confidential Information that is at least as great as the care it normally takes to preserve its own information of a similar nature, it will not be liable for any disclosure that occurs despite the exercise of that degree of care, and in no event will a receiving party be liable for any indirect, punitive, special or consequential damages. In the event this Agreement is terminated, each party will, if so requested by the other party, promptly return or destroy all of the Confidential Information of such other party, including all copies, reproductions, summaries, analyses or extracts thereof or based thereon in the possession of the receiving party or its Representatives.

     (c) For purposes of this Section 6.2, "Confidential Information" of a party means all confidential or proprietary information about such party that is furnished by it or its Representatives to the other party or the other party's Representatives, regardless of the manner in which it is furnished.

"Confidential Information" does not include, however, information which (i) has been or in the future is published or is now or in the future is otherwise in the public domain through no fault of the receiving party or its Representatives or is otherwise required to be disclosed by law; (ii) was available to the receiving party or its Representatives on a non-confidential basis prior to its disclosure by the disclosing party; (iii) becomes available to the receiving party or its Representatives on a non-confidential basis from a Person other than the disclosing party or its Representatives who is not otherwise bound by a confidentiality agreement with the disclosing party or its Representatives, or is not otherwise prohibited from transmitting the information to the receiving party or its Representatives, or (iv) is independently developed by the receiving party or its Representatives through Persons who have not had, either directly or indirectly, access to or knowledge of such information. Nothing contained in this Section 6.2 shall be construed to limit a receiving party's right to independently develop or acquire products without use of the disclosing party's Confidential Information.

     (d) The Company Parent, the Company, and Buyer (and any party related thereto) will provide all parties at least two business days in advance with a draft copy of any press release associated with this Agreement, and will provide all parties at least one business day in advance with a draft regulatory filing associated with this Agreement.

     (e) Notwithstanding the restrictions set forth above, each party shall be entitled to make the required filings and publications necessary to comply with the rules and regulations of any securities regulatory agency. In the event the Company Parent and the Company is required to make such filing that reference this Agreement and/or Buyer shall be entitled to pre-approve such filing in writing.

     6.3 Obligations Post Closing.

     (a) For two (2) years following Closing, the Company Parent and the Company, and their directors, officers, employees and agents will not, directly or indirectly, on the Company Parent or the Company's behalf or on behalf of any other person or entity, in any way or in any other capacity, solicit any customer purchased under this Agreement, including calling upon any such customer, for the purpose of soliciting or providing to such customer any products or services which are the same as or similar to those provided or intended to be provided by Buyer.

     (b) The Company Parent and the Company agree that for a period of two (2) years from Closing (the "Non-Competitive Period"), the Company Parent and the Company, and their directors, officers, employees and agents shall not, directly as owner, partner, joint venturer, stockholder, employee, broker, agent, principal, trustee, corporate officer, director, licensor or in any capacity whatsoever engage in, become financially interested in, be employed by, render any consultation or business advice with respect to, or have any connection with, any business engaged in providing products or services that are the same as or competitive with the Business.

                                      VII.
                                 INDEMNIFICATION

     7.1 Indemnification by the Company Parent and the Company.

     (a) From and after the Closing, the Company Parent and the Company, jointly and severally, will defend, reimburse, indemnify and hold harmless Buyer and each of its subsidiaries, shareholders, directors, officers, employees and agents, (each such person being referred to as a "Company Indemnified Party") against and in respect of:

          (i) any and all liabilities and obligations of any nature whatsoever, except unearned revenues as described in Section 2.9 of this Agreement, relating to the Company Parent, the Company, the Business or the Assets that accrue prior to the Closing that any Company Indemnified Party becomes liable for as a result of the purchase of the Assets (including the Business) or related to this Agreement;

          (ii) any and all actions, suits, claims, or legal, administrative, arbitration, governmental or other proceedings or investigations against any Company Indemnified Party that relate to the Business or the Assets, and which result from or arise out of any event, occurrence, action, inaction or transaction occurring prior to the Closing Date, including but not limited to claims made by any regulatory agency;

          (iii) any and all damages, losses, deficiencies, liabilities, costs and expenses incurred or suffered by any Company Indemnified Party that result from, relate to or arise out of any material misrepresentation, breach of material warranty or nonfulfillment of any material agreement or covenant on the part of the Company Parent and the Company under this Agreement or from any misrepresentation in or omission from any certificate, response to due diligence, schedule, statement, document or instrument furnished to Buyer pursuant hereto or in connection with the negotiation, execution or performance of this Agreement;

          (iv) any claim by any former officer or employee or creditor of the Company Parent and/or the Company; and

          (v) any and all actions, suits, claims, proceedings, investigations, demands, assessments, audits, fines, judgments, costs and other expenses (including, without limitation, reasonable legal fees and expenses) incident to any of the foregoing or to the enforcement of this Section 7.1.

     (b) Notice must be given within a reasonable time after discovery of any fact or circumstance on which a party could claim indemnification ("Claim" or "Claims"). The notice shall describe the nature of the Claim, if the Claim is determinable, the amount of the Claim, or if not determinable, an estimate of the amount of the Claim. Each party agrees to use its best efforts to minimize the amount of the loss or injury for which it is entitled to indemnification. If the party, in order to fulfill its obligations to the other party must take legal action or if the party is involved in legal action, the outcome of which could give rise to its seeking indemnification, one party shall consult with the other party with respect to such legal action and allow it to participate therein. The Company Parent and the Company shall at all times have the primary obligation of defending any Claim and shall pay all costs and attorneys' fees associated therewith whether the action is brought directly against a Company Indemnified Party. The Company Parent and the Company, and Buyer agrees that there are no special or punitive damages in the event of any violation of the within Agreement.

     (c) No Claim for which indemnification is asserted shall be settled or compromised without the written consent of the Buyer.

     (d) A Claim shall be deemed finally resolved in the event a matter is submitted to a court, upon the entry of judgment by a court of final authority.

     7.2 Payment of Indemnification Obligation. The Company Parent and the Company, jointly and severally, agrees to pay promptly to any Company Indemnified Party, the amount of all damages, losses, deficiencies, liabilities, costs, expenses, claims and other obligations to which the foregoing indemnities relate, including attorneys' fees. Buyer may setoff any indemnification obligation from any portion of the Purchase Price (including the Note) or the Earn-Out Compensation.

     7.3 Other Rights and Remedies Not Affected. The indemnification rights of the Company Indemnified Party under this Article VII are independent of and in addition to such rights and remedies as Buyer, Buyer and the Company Indemnified Party may have at law or in equity or otherwise for any misrepresentation, breach of warranty or failure to fulfill any agreement or covenant hereunder, including without limitation the right to seek specific performance, rescission or restitution, none of which rights or remedies shall be affected or diminished hereby.

     7.4 Survival. Notwithstanding any right of any party to investigate fully the affairs of the other party and notwithstanding any knowledge of facts determined or determinable by such party pursuant to such investigation or right of investigation, Buyer has the right to rely fully upon the representations, warranties, covenants and agreements of the Company Parent and the Company in this Agreement or in any Schedule, certificate or financial statement delivered by any party pursuant hereto. All such Company representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing hereunder and the Company Parent and the Company Indemnified Party shall be indemnified in accordance with this Section 7 or other express provisions in this Agreement, and, except as otherwise specifically provided in this Agreement, the obligations shall thereafter terminate and expire at the end of the third (3rd) full calendar year after the Closing Date unless a claim has been asserted prior to that date.

     7.5 Disputes. In the event of any disputes over whether indemnification is owed hereunder, the parties will each make good faith, concerted efforts to resolve the claim or third-party claim within 30 calendar days of notice. If a claim is not resolved within the 30 days, then it will be resolved by arbitration under the auspices of the American Arbitration Association.

                                     VIII.
                              CONDITIONS PRECEDENT

     8.1 Conditions Precedent to the Obligations of Buyer; Parent; the Company Parent and the Company.

     The respective obligations of Buyer (8.2) and the Company Parent and the Company (8.3) to consummate the Closing are subject to the satisfaction at or prior to the Closing Date of each of the following conditions:

     8.2 Conditions Precedent to the Obligations of Buyer.

     The obligations of Buyer to consummate the Closing are subject to the satisfaction at or prior to the Closing Date of each of the following conditions, unless waived by Buyer in writing:

     (a) Accuracy of Representations and Warranties. The representations and warranties of the Company Parent and the Company contained in Sections 4 shall be true and correct in all respects as of the date of this Agreement and on and as of the Closing Date as though made on and as of the Closing Date. Each other representation and warranty of the Company Parent and the Company contained in this Agreement shall, if specifically qualified by materiality, be true and correct and, if not so qualified, be true and correct in all material respects in each case as of the date of this Agreement and (except to the extent such representation and warranty speaks as of a specified earlier date) on and as of the Closing Date as though made on and as of the Closing Date.

     (b) Performance of Agreements. The Company Parent and the Company shall have performed in all material respects all obligations and agreements, and complied in all material respects with all covenants and conditions, contained in this Agreement to be performed or complied with by it prior to or on the Closing Date.

     (c) Officers' Certificate. The Company Parent and the Company shall have delivered to Buyer (i) a certificate, dated the Closing Date, signed on behalf of the Company Parent and the Company by the Chief Executive Officer, certifying as to the fulfillment of the conditions specified in Section 8, (ii)
certificates, dated the Closing Date, signed by and on behalf of each of the individuals listed on Schedule 8.2(c), and (iii) a certificate of the Secretary of the Company Parent and the Company certifying, among other things the incumbency of all officers of the Company Parent and the Company having authority to execute and deliver this Agreement and the agreements and documents contemplated hereby and the transactions contemplated hereby.

     (d) Approvals. All third party consents required hereunder are acquired.

     (e) Liens and Encumbrances. Except as set forth on Schedule 8.2(e), on or before the closing, the Company Parent and the Company shall have obtained a release and discharge of any and all liens (including Tax Liens), security interests, restrictions, defects and encumbrances which affect the Business or Assets to be transferred and provide Company with all UCC-3 forms where applicable.

     (f) No Adverse Enactments. There shall not have been any material statute, rule, regulation, order, judgment or decree proposed, enacted, promulgated, entered, issued, enforced or deemed applicable by any foreign or United States federal, state or local Governmental Entity, and there shall be no action, suit or proceeding pending or threatened, which, in Buyer's reasonable judgment (i) makes or may make this Agreement, or any of the other transactions contemplated by this Agreement illegal or imposes or may impose material damages or penalties in connection therewith, (ii) otherwise prohibits or unreasonably delays, or may prohibit or unreasonably delay transactions contemplated by this Agreement or increases in any material respect the liabilities or obligations of Buyer arising out of this Agreement, or any of the transactions contemplated by this Agreement.

     (g) Contract Consents and Notices. All consents to contracts required in connection with the consummation of the transactions contemplated hereby and which, if not obtained or given, would have, individually or in the aggregate, a Material Adverse Effect on the transactions contemplated shall have been obtained and given.

     (h) No Material Adverse Change. Since the date hereof, nothing shall have occurred, and Buyer shall not have become aware of any circumstance, change or event having occurred prior to such date, which individually or in the aggregate, has had or, in the reasonable judgment of Buyer, could be expected to have, a material adverse effect on (i) the transactions contemplated hereby or Buyer's liabilities or obligations with respect to such transactions, or (ii) the business, assets, results of operations, financial condition or prospects of the Company Parent and the Company, taken as a whole, or Buyer, taken as a whole (including any potential change or event disclosed on any Schedule which, subsequent to the date hereof, actually occurs) or (iii) a declaration of a banking moratorium or any general suspension of payments in respect of banks in the United States.

     (i) Receipt of Approvals and Consents from Governmental Entities. All approvals and consents by any Governmental Entity required in connection with the consummation of the transactions contemplated hereby shall have been obtained and shall be in full force and effect, all filings with any Governmental Entity as are required in connection with the consummation of such transactions shall have been made, and all waiting periods, if any, applicable to the consummation of such transactions imposed by any Governmental Entity shall have expired.

     (j) Proceedings Satisfactory. All actions, proceedings, instruments and documents required to carry out the transactions contemplated hereby or incidental hereto and all other related legal matters shall have been reasonably satisfactory to and approved by counsel for Buyer and such counsel shall have been furnished with such certified copies of such corporate actions and proceedings and such other instruments and documents as such counsel shall have reasonably requested.

     (k) Due Diligence. The Company confirms in writing that it has provided and fully disclosed all requested due diligence materials and the Buyer have completed a review of and have approved in writing, in their sole discretion, all due diligence materials and schedules.

     (l) Agreements. The Company shall have received consents in writing to the assignment of the rights of the Company Parent and the Company from the parties to the Agreements listed on Schedule 2.2 such that the Buyer may succeed to those rights.

     (m) E911 Notification. The Company will provide evidence satisfactory to Buyer and its counsel that they have fully complied with the E911 notification requirement as set forth by the Federal Communications Commission where applicable.

     (n) Debtor and Creditor Act. The Company shall have complied with the rules and regulations of each particular jurisdiction as they pertain to creditor's rights, including but not limited to, right of notification of an asset sale.

     8.3 Conditions Precedent to the Obligations of the Company Parent and the Company.

     The obligation of the Company Parent and the Company to consummate the Closing is also subject to the satisfaction at or prior to the Closing Date of each of the following conditions, unless waived by the Company Parent and the
Company:

     (a) The representations and warranties of Buyer contained herein shall be true and correct in all respects as of the date of this Agreement and on and as of the Closing Date, as though made on and as of the Closing Date. Each other representation and warranty of Buyer contained in this Agreement shall, if specifically qualified by materiality, be true and correct and, if not so qualified, be true and correct in all material respects in each case as of the date of this Agreement and on and as of the Closing Date, as though made on and as of the Closing Date.

     (b) Buyer shall have performed in all material respects all obligations and agreements, and complied in all material respects with all covenants and conditions, contained in this Agreement to be performed or complied with by them prior to or on the Closing Date.

     (c) Officers' Certificate. Buyer shall have delivered to the Company Parent and the Company a certificate, dated the Closing Date, signed on behalf of Buyer by the Chief Executive Officer certifying as to the fulfillment of the conditions specified in Section 8, certifying, among other things the incumbency of all officers of Buyer having authority to execute and deliver this Agreement and the agreements and documents contemplated hereby and the transactions contemplated hereby.

                                       IX.
                                   TERMINATION

     9.1 Termination by Either Buyer or the Company Parent and the Company. In the event any of the conditions contained in Section 8.2 are not fully and completely satisfied as solely determined by the Buyer, and the conditions shall not have been expressly waived in writing, this Agreement shall terminate upon notice by the Buyer to the Company Parent and the Company. In the event any of the conditions contained in Section 8.3 are not satisfied by Buyer as of the Closing Date and the conditions shall not have been waived, this Agreement shall terminate upon notice by the Company Parent and the Company to Buyer. The Company, its Parent, and Buyer agree that, in the event of any post-closing claims and/or matters effecting the within Agreement, that the party that receives notice of the claim will provide written notice of the claim to all other parties, and that following said notice, all other parties will have the right to cure any claimed default, and that in the event the claimed default within 30 days is uncured, then in that event, the parties agree to submit the claim to Arbitration, as provided for herein.

     9.2 Effect of Termination and Abandonment. In the event of termination of this Agreement pursuant to this Article IX, this Agreement, except as to the provisions of Section 6.2 and Section 7 which shall expressly survive any termination, shall become void and of no effect with no liability on the part of any party hereto; provided, however, except as otherwise provided herein, no such termination shall relieve any party hereto of any liability or damages resulting from any willful or intentional breach of this Agreement.

                                       X.
                                  MISCELLANEOUS

     10.1 No Waiver, Survival of Representations, Warranties, Covenants and Agreements. The respective representations and warranties of Buyer, and the Company Parent and the Company contained herein or in any schedule or certificate or other instrument delivered pursuant hereto prior to or at the Closing shall not be deemed waived or otherwise affected by any investigation made by any party hereto or any knowledge of any party for whose benefit such representations and warranties are made. The respective covenants and agreements of the parties contained herein which are to be performed after the Closing shall survive the Closing Date and shall only terminate in accordance their respective terms.

     10.2 Expenses. The parties shall pay their own expenses incidental to the preparation of this Agreement, the carrying out of the provisions of this Agreement and the consummation of the transactions contemplated hereby.

     10.3 Remedy. The Company Parent and the Company acknowledges that the Assets are unique and not otherwise available and agree that, in addition to any other remedy available to Buyer; Buyer may invoke any equitable remedy to enforce performance hereunder, including, without limitation, the remedy of specific performance.

     10.4 Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally (by courier service or otherwise) or mailed, certified or registered mail with postage prepaid, or sent by confirmed telecopier, as follows:

     If to Buyer:

     David F Levy
     2400 W Cypress Creek Rd. Suite 111
     FT. Lauderdale, Florida 33309

     With a copy to:

     Stuart Ehrlich
     Dallas, Texas 75354

or to such other Person or address as any party shall specify by notice in writing to the other party. Any such notice shall be deemed to have been given
(a) upon actual delivery, if delivered by hand, (b) on the third (3rd) business day following deposit of such notice, properly addressed with postage prepaid, with the United States Postal Service if mailed by registered or certified mail, return receipt requested, or (c) upon sending such notice, if sent via facsimile, with confirmation of receipt, except that any notice of change of address shall be effective only upon actual receipt thereof.

     10.5 Entire Agreement. This Agreement (including the Schedules and Exhibits and other documents referred to herein) constitutes the entire agreement between the parties and supersedes all prior agreements and understandings, oral and written, between the parties with respect to the subject matter hereof.

     10.6 Assignment; Binding Effect; Benefit. Neither this Agreement nor any of the rights, benefits or obligations hereunder may be assigned by any party (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Except for the provisions (which may be enforced by the Indemnified Parties), nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     10.7 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

     10.8 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     10.9 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

     10.10 Governing Law and Venue; Waiver of Jury Trial.

     (a) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE

STATE OF TEXAS WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of Florida and the venue for any litigation shall be within Broward County, Florida.

     (b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY
RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT.

     10.11 Joint Participation in Drafting this Agreement. The parties acknowledge and confirm that each of their respective attorneys have participated jointly in the drafting, review and revision of this Agreement and that it has not been written solely by counsel for one party and that each party has had the benefit of its independent legal counsel's advice with respect to the terms and provisions hereof and its rights and obligations hereunder. Each party hereto, therefore, stipulates and agrees that the rule of construction to the effect that any ambiguities are to be or may be resolved against the drafting party shall not be employed in the interpretation of this Agreement to favor any party against another and that no party shall have the benefit of any legal presumption or the detriment of any burden of proof by reason of any ambiguity or uncertain meaning contained in this Agreement.

     10.12 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     10.13 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the courts located in the State of Florida, this being in addition to any other remedy to which they are entitled at law or in equity.

     10.14 Attorneys' Fees and Costs. Unless expressly set forth in the Agreement, if any action or other proceeding is brought for the enforcement or interpretation of this Agreement, or because of any alleged dispute, breach or default in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding (including, without limitation, reasonable attorneys' fees and costs incurred in all appellate proceedings), in addition to any other relief to which it may be entitled.

     10.15 Representation by Counsel. Each party has had the opportunity and reasonable time, to consult the attorney and accountant of its choosing with reference to this Agreement and the transactions contemplated herein.


                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                          ITG, INC


                                          By: /s/ Peter Sperling
                                              ----------------------------------
                                              Peter Sperling BOD / Secretary

                                          ITALK INC


                                          By: /s/ David F. Levy
                                              ----------------------------------
                                              David F. Levy CEO

                                 SCHEDULE 2.2(A)

             OFFICE FURNITURE, OFFICE EQUIPMENT, AND OFFICE SUPPLIES

                                      -NONE

                                SCHEDULE 2.2 (B)

                            VOIP SWITCHING EQUIPMENT

                                      -NONE

                                SCHEDULE 2.2 (C)

              GENERAL COMPUTER EQUIPMENT, PERIPHERALS, AND LICENSES

                                      -NONE

                                 SCHEDULE 2.2(D)

                        CONTRACTS, LEASES, AND AGREEMENTS

                                      -NONE

                                 SCHEDULE 2.2(E)

               LICENSES, PERMITS, AND GOVERNMENTAL AUTHORIZATIONS

                                      -NONE

                                 SCHEDULE 2.2(F)

                  TRADEMARKS, SERVICE MARKS, TRADE NAMES, ETC.

1. All service names used by the Business, including, but not limited to the following:

ITG
EasyTalk
Valucom

2. All domain names used by the Business, including, but not limited to the following:

4. All local, International and toll free access numbers used by the business including all DID's

                                 SCHEDULE 2.2(G)

                      SOFTWARE, TECHNOLOGY, AND DATA BASES

1. All data bases associated with the websites used by the Business, including, but not limited to, the following:

                                 SCHEDULE 2.2(I)

            CUSTOMER BASE, CUSTOMER RECORDS, AND RELATED INFORMATION

1. The ITG Customer Base

All customer  lists,  files,  records,  data, and contracts for the ITG Customer
Base  including  any  and  all  information   regarding  past  customers  and/or
prospective customers of the Business.

                                 SCHEDULE 2.2(J)

                        Maintenance and Service Contracts

                                      -NONE

                                 SCHEDULE 2.2(K)

             BANK ACCOUNTS, MERCHANT ACCOUNTS, AND SECURITY DEPOSITS

                                      -NONE

                                  SCHEDULE 2.3

                                 EXCLUDED ASSETS

                         -ALL Fixed and physical assets

                                  SCHEDULE 2.6

                               ASSUMED LIABILITIES

1. Buyer's portion of the joint liabilities at Closing that are impractical to obtain cut-off statements for, as provided for in Section 2.9.

2. The unused PIN balance liability  associated with the unearned  revenue,  per
Section 2.10.

                                   LIABILITIES

Schedule 4.4 NONE
Schedule 4.8 NONE
Schedule 4.9 NONE
Schedule 4.10 FCC
Schedule 4.12 NONE
Schedule 4.13 YES
Schedule 4.14 NOT